[COVER]

Oppenheimer Quest Value Fund, Inc.
Annual Report October 31, 1996

[PHOTO]Pool Party

"We have a lot of
IMPORTANT
goals, so we
need our money
to GROW solidly
over time."

[LOGO]OPPENHEIMERFUNDS/S/

----
NEWS
----------------
BEAT THE AVERAGE
----------------
Cumulative Total Return for the
5-Year Period Ended 9/30/96:

Oppenheimer Quest Value
Fund, Inc.
Class A (at net asset value)(1)
-------
124.23%
-------
Lipper Capital Appreciation
Average for 80 Capital
Appreciation Funds for the
5-Year Period Ended 9/30/96(3)
------
99.46%
------

The Fund's Class A shares
are ranked **** among
1,684 (3-year), 1,014
(5-year) and 560 (10-year)
equity funds for the
combined 3-, 5- and 10-year
periods ended 9/30/96 by
MORNINGSTAR MUTUAL FUNDS.(4)

This Fund is for people who want their money
to GROW over time and feel most comfortable
investing in WELL-ESTABLISHED companies.
------------------------
HOW YOUR FUND IS MANAGED
------------------------
Oppenheimer Quest Value Fund, Inc. seeks growth by applying a value-oriented philosophy to investing, looking for stocks that the portfolio manager believes are undervalued. The manager employs a bottom-up process to select individual stocks for the Fund. For a stock to be included in the portfolio, a rigorous research process must be completed.
-----------
PERFORMANCE
-----------
Cumulative total returns for the 12 months ended 9/30/96 for Class A, B and C shares were 22.09%, 21.49% and 21.46%, respectively, without deducting sales charges.(1)

Your Fund's average annual total returns for Class A shares for the 1-, 5- and 10-year periods ended 9/30/96 were 15.07%, 16.14% and 12.99%, respectively. For Class B shares, average annual total returns for the 1-year period ended 9/30/96 and since inception on 9/1/93 were 16.49% and 15.91%, respectively. For Class C shares, average annual total returns for the 1-year period ended 9/30/96 and since inception on 9/1/93 were 20.46% and 16.35%, respectively.(2)
-------
OUTLOOK
-------
"We remain confident that our portfolio contains solid companies that we believe will thrive in virtually any type of economic environment. Of course, we'll always be on the lookout to add new stocks at favorable prices that will continue to benefit the Fund."

                                              Eileen Rominger, Portfolio Manager
                                                                October 31, 1996

Total returns include change in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. The Fund's sub-adviser is OpCap Advisors (formerly Quest for Value Advisors, the Fund's adviser until 11/22/95).
1. Includes change in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.
2. Class A returns include the current maximum initial sales charge of 5.75%. Class A shares were first publicly offered on 4/30/80. The Fund's maximum sales charge rate for Class A shares was lower prior to 11/22/95, so actual results would have been greater. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception). Class C returns include the 1% contingent deferred sales charge for the 1-year period. An explanation of the different total returns is in the Fund's prospectus. Class B and C shares are subject to an annual .75% asset-based sales charge and Class A shares are subject to an annual .25% asset-based sales charge.
3. Source: Lipper Analytical Services, 9/30/96. The Lipper average is shown for comparative purposes only. Funds included in the index may have different investment policies and risks than the Fund. Oppenheimer Quest Value Fund, Inc. is characterized by Lipper as a capital appreciation fund. Lipper performance is based on total return and does not take sales charges into account.
4. Source: MORNINGSTAR MUTUAL FUNDS, 9/30/96. Morningstar rankings are based on risk-adjusted investment return, after considering sales charges and expenses. Investment return measures a fund's (or class's) 1-, 3-, 5- and 10-year (depending on the inception of the class or fund) average annual total returns in excess of 90-day U.S. Treasury bill returns. Risk measures the underperformance of U.S. Treasury bill returns in those periods. Risk and returns are combined to produce star rankings, reflecting performance relative to the average fund in a fund's category. The top 10% of funds in each investment class receive 5 stars; the next 22.5%, 4 stars; the middle 35%, 3 stars; the next 22.5%, 2 stars; and the bottom 10%, 1 star. The 4-star current ranking is a weighted average of the 3-, 5- and 10-year rankings for the Fund's Class A shares, which were 4, 4 and 3 stars, weighted 20%/30%/50%, respectively. The 1-year star ranking is 3 stars, but is not included in Morningstar's overall ranking calculations. There were 1,684 funds for the 1-year period. Rankings are subject to change monthly. The Fund's Class A, B and C shares have the same investment portfolio but different expenses.

 2   Oppenheimer Quest Value Fund, Inc.

[PHOTO]Bridget A. Macaskill
Bridget A. Macaskill
President
Oppenheimer
Quest Value Fund, Inc.

DEAR SHAREHOLDER,

        Following a summer of uncertainty surrounding the economy and the stock market, the arrival of fall brought renewed vigor to both. Most notable, the Dow Jones Industrial Average broke out of its fluctuating pattern and burst through the once-unimaginable 6,000 mark, sending many stock prices to all-time highs. But as the Dow began accelerating faster than the economy, a debate erupted about how long this bull run could last.

        Looking back, the autumn rally was clearly a result of three main factors: solid corporate profits, low inflation and stabilized interest rates, all of which attracted investors to Wall Street. And though the stock market is currently highly valued, there continue to be a number of positive economic influences that may extend the market's uphill run.

        We consider the leading catalyst to be the robust returns from corporate America, where a strong economy boosted third-quarter earnings. To date, we're still witnessing a cycle of events that could maintain the appeal of these companies to investors. For example, corporate streamlining efforts, such as spinoffs of non-core businesses, and consolidation within industries are helping to increase the cash flow of many firms. In return, additional cash flows enable these companies to add shareholder value by initiating stock repurchasing programs. As corporations buy back record amounts of their own stocks, they are reducing the supply and thereby raising the book value of their outstanding shares, a move which further contributes to higher stock prices.

        Additionally, the demand for stocks remains strong, largely because, as many experts believe, investors are taking more responsibility for their retirement investments. Indeed, as the country's baby boomers near retirement, they are becoming increasingly aware of the need to secure their own financial future, because they expect less and less from standard company pensions or Social Security. As a result, equity mutual funds have become the fastest growing means by which these investors are seeking to achieve their long-term goals.

        While these signs appear favorable for many well-managed companies, stock valuations remain at historically high levels, causing us to become more cautious about the market overall. We do not, however, expect to see a significant market decline. In fact, we are confident that as long as corporate earnings stay healthy, there will continue to be numerous investment opportunities available to fill the demand for stocks. Nevertheless, it is becoming more difficult to uncover true values and justify higher prices. Therefore, we believe the correct approach to take at this point is to carefully evaluate companies based on individual merits, such as strong management, fundamental business policies and long-term prospects for the future.

        Your portfolio manager discusses the outlook for your Fund in light of these broad issues on the following pages. Thank you for your confidence in OppenheimerFunds. We look forward to helping you reach your investment goals in the future.

/s/Bridget A. Macaskill
Bridget A. Macaskill

November 21, 1996

 3   Oppenheimer Quest Value Fund, Inc.

Eileen Rominger
Portfolio Manager

Q + A

An interview with your Fund's managers.

HOW HAS THE FUND PERFORMED OVER THE PAST YEAR?
Oppenheimer Quest Value Fund, Inc. performed very well over the past year. In fact, for the 1-year period ended 9/30/96, cumulative total return, without deducting sales charges, for the Fund's Class A shares was 22.09%, compared to 17.61% for its benchmark, the S&P 500 Stock Index.(1) Moreover, this success was accomplished without compromising the Fund's conservative strategy. The result, for the 1-year period ended 9/30/96, was that the Fund ranked 46th out of 175 capital appreciation funds ranked by Lipper Analytical Services.(2)

WHAT CHARACTERISTICS DO YOU LOOK FOR IN EVALUATING STOCKS?
We build our portfolio from the bottom up, choosing reasonably priced individual stocks which we think will outperform the S&P 500 over the long term. So, the companies we look for must display superior profitability characteristics, such as historically maintaining strong cash flows and generating high returns for shareholders. Based on these criteria, the businesses we select tend to be leaders in their industries, which have prospered due to an inherent competitive advantage.

WHAT INVESTMENTS MADE POSITIVE CONTRIBUTIONS TO PERFORMANCE?
While we are quite satisfied with our portfolio in general, we've had outstanding performance from two of our larger positions, which are both in the insurance industry. We selected these companies not only for their individual merits, but also because theare in a business that is generally not affected by short-term economic changes.

Another strong performer was our holding of shares in a national department store chain that has had a history of generating a high return on shareholders' equity. Besides its steady market share gains and otherwise strong operating record, the company, during the past year, initiated elements of a financial restructuring to enhance value. The company distributed to shareholders its holding of a non-core specialty retail operation, strengthening the balance sheet of the basic enterprise in the process. This enabled management to commence a large share repurchase program.(3)

WERE THERE ANY INVESTMENTS THAT DIDN'T PERFORM AS WELL AS EXPECTED?
Across the portfolio, there were few investments that let us down. However, two of our smaller positions were disappointing. Although these companies originally appeared to have potential, due to poor decisions made by their corporate management teams, our expectations were not met. In fact, these holdings no longer fit our definition of strong companies with sound business fundamentals, and consequently, we sold them.

WHAT IS YOUR OUTLOOK FOR THE FUND?
The Fund's impressive performance this year, in spite of apprehension regarding the economy, underscores the importance of careful stock selection, rather than chasing "hot picks". With that said, we remain confident that our portfolio contains solid companies that we believe will thrive in virtually any type of economic environment.//

1. The Fund's investments are not limited to securities in the S&P 500, which cannot be purchased directly by investors.
2. Source: Lipper Analytical Services, 9/30/96. Oppenheimer Quest Value Fund, Inc. was ranked 19th out of 80 funds in its category for the 5-year period ended 9/30/96 and 25th out of 54 funds in its category for the 10-year period ended 9/30/96. Oppenheimer Quest Value Fund, Inc. is characterized by Lipper as a capital appreciation fund. Lipper performance is based on total return and does not take sales charges into account.
3. The Fund's portfolio is subject to change.

 4   Oppenheimer Quest Value Fund, Inc.



         =========================================
         STATEMENT OF INVESTMENTS October 31, 1996


                                                                                              FACE                  MARKET VALUE
                                                                                              AMOUNT                SEE NOTE 1
==================================================================================================================================
SHORT-TERM NOTES - 17.7%
----------------------------------------------------------------------------------------------------------------------------------
         Beneficial Finance Corp., 5.24%, 11/25/96                              (3)           $20,000,000           $ 19,930,134
           -----------------------------------------------------------------------------------------------------------------------
         Deere (John) Capital Corp., 5.27%, 11/4/96                             (3)             7,828,000              7,824,562
           -----------------------------------------------------------------------------------------------------------------------
         Household Finance Corp., 5.25%, 11/12/96                               (3)            14,818,000             14,794,230
           -----------------------------------------------------------------------------------------------------------------------
         IBM Corp., 5.23%, 11/21/96                                             (3)            12,679,000             12,642,020
           -----------------------------------------------------------------------------------------------------------------------
         IBM Credit Corp., 5.23%, 11/21/96                                      (3)            20,934,000             20,873,112
           -----------------------------------------------------------------------------------------------------------------------
         Merrill Lynch & Co., Inc., 5.40%, 11/4/96                              (3)             5,969,000              5,966,367
           -----------------------------------------------------------------------------------------------------------------------
         Prudential Funding Corp., 5.25%, 12/4/96                               (3)            15,605,000             15,529,901
                                                                                                                     -------------
         Total Short-Term Notes (Cost $97,560,326)                                                                     97,560,326

==================================================================================================================================
CONVERTIBLE CORPORATE BONDS AND NOTES - 0.4%
----------------------------------------------------------------------------------------------------------------------------------
         Security Capital Realty, Inc., 12% Cv. Sub. Debs., 6/30/14             (1)             2,310,155              2,390,546
           -----------------------------------------------------------------------------------------------------------------------
         Security Capital Realty, Inc., 12% Cv. Sub. Debs. Interest Shares,     (1)
         6/30/14                                                                                   73,836                 73,836
                                                                                                                     -------------
         Total Convertible Corporate Bonds and Notes (Cost $2,262,185)                                                  2,464,382

                                                                                           SHARES
==================================================================================================================================
COMMON STOCKS - 81.6%
----------------------------------------------------------------------------------------------------------------------------------
BASIC MATERIALS - 5.9%
----------------------------------------------------------------------------------------------------------------------------------
CHEMICALS - 3.8%
           -----------------------------------------------------------------------------------------------------------------------
         Du Pont (E.I.) De Nemours & Co.                                                            60,000              5,565,000
           -----------------------------------------------------------------------------------------------------------------------
         Hercules, Inc.                                                                            146,000              6,953,250
           -----------------------------------------------------------------------------------------------------------------------
         Monsanto Co.                                                                              215,000              8,519,375
                                                                                                                    --------------
                                                                                                                       21,037,625
----------------------------------------------------------------------------------------------------------------------------------
METALS - 1.6%
           -----------------------------------------------------------------------------------------------------------------------
         Freeport McMoRan, Inc.                                                                     66,333              2,114,364
           -----------------------------------------------------------------------------------------------------------------------
         Freeport-McMoRan Copper & Gold, Inc., Cl. B                                               229,290              6,964,684
                                                                                                                    --------------
                                                                                                                        9,079,048
----------------------------------------------------------------------------------------------------------------------------------
PAPER - 0.5%
           -----------------------------------------------------------------------------------------------------------------------
         Champion International Corp.                                                               60,000              2,610,000
----------------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS - 7.6%
----------------------------------------------------------------------------------------------------------------------------------
AUTOS & HOUSING - 0.6%
           -----------------------------------------------------------------------------------------------------------------------
         Security Capital Realty, Inc.                                          (1)(2)               3,049              3,301,006
----------------------------------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT - 2.5%
           -----------------------------------------------------------------------------------------------------------------------
         AMR Corp.                                                              (2)                162,000             13,608,000
----------------------------------------------------------------------------------------------------------------------------------
MEDIA - 0.8%
           -----------------------------------------------------------------------------------------------------------------------
         Tele-Communications, Inc. (New), TCI Group, Series A                   (2)                340,000              4,228,750
----------------------------------------------------------------------------------------------------------------------------------
RETAIL:  GENERAL - 3.7%
           -----------------------------------------------------------------------------------------------------------------------
         May Department Stores Co.                                                                 428,000             20,276,500
----------------------------------------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS - 7.7%
----------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS - 0.9%
           -----------------------------------------------------------------------------------------------------------------------
         Warner-Lambert Co.                                                                         81,000              5,153,625
----------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES - 5.5%
           -----------------------------------------------------------------------------------------------------------------------
         Becton, Dickinson & Co.                                                                   398,000             17,313,000
           -----------------------------------------------------------------------------------------------------------------------
         OrNda Healthcorp                                                       (2)                100,000              2,725,000
           -----------------------------------------------------------------------------------------------------------------------
         Tenet Healthcare Corp.                                                 (2)                500,000             10,437,500
                                                                                                                    --------------
                                                                                                                       30,475,500
----------------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD GOODS - 1.3%
           -----------------------------------------------------------------------------------------------------------------------
         Avon Products, Inc.                                                                       135,600              7,356,300
----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL - 36.8%
----------------------------------------------------------------------------------------------------------------------------------
BANKS - 7.3%
           -----------------------------------------------------------------------------------------------------------------------
         Citicorp                                                                                  170,000             16,830,000
           -----------------------------------------------------------------------------------------------------------------------
         Wells Fargo & Co.                                                                          88,666             23,684,905
                                                                                                                     -------------
                                                                                                                       40,514,905

 5   Oppenheimer Quest Value Fund, Inc.


         ====================================
         STATEMENT OF INVESTMENTS (Continued)


                                                                                                                     MARKET VALUE
                                                                                               SHARES                SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL - 8.1%
           -----------------------------------------------------------------------------------------------------------------------
         American Express Co.                                                                       80,000           $  3,760,000
           -----------------------------------------------------------------------------------------------------------------------
         Countrywide Credit Industries, Inc.                                                       620,000             17,670,000
           -----------------------------------------------------------------------------------------------------------------------
         Federal Home Loan Mortgage Corp.                                                          158,000             15,958,000
           -----------------------------------------------------------------------------------------------------------------------
         Transamerica Corp.                                                                        101,000              7,663,375
                                                                                                                     -------------
                                                                                                                       45,051,375
----------------------------------------------------------------------------------------------------------------------------------
INSURANCE - 21.4%
           -----------------------------------------------------------------------------------------------------------------------
         ACE Ltd.                                                                                  571,200             31,273,200
           -----------------------------------------------------------------------------------------------------------------------
         AFLAC, Inc.                                                                               329,050             13,203,131
           -----------------------------------------------------------------------------------------------------------------------
         American International Group, Inc.                                                         89,000              9,667,625
           -----------------------------------------------------------------------------------------------------------------------
         Everest Reinsurance Holdings, Inc.                                                        340,000              8,670,000
           -----------------------------------------------------------------------------------------------------------------------
         EXEL Ltd.                                                                                 796,400             30,263,200
           -----------------------------------------------------------------------------------------------------------------------
         Mid Ocean Ltd.                                                                            294,900             13,860,300
           -----------------------------------------------------------------------------------------------------------------------
         Progressive Corp.                                                                         162,000             11,137,500
                                                                                                                     -------------
                                                                                                                      118,074,956
----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL - 12.9%
----------------------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 1.6%
           -----------------------------------------------------------------------------------------------------------------------
         General Electric Co.                                                                       90,200              8,726,850
----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES - 2.1%
           -----------------------------------------------------------------------------------------------------------------------
         Donnelley (R.R.) & Sons Co.                                                               380,000             11,542,500
----------------------------------------------------------------------------------------------------------------------------------
MANUFACTURING - 8.6%
           -----------------------------------------------------------------------------------------------------------------------
         AlliedSignal, Inc.                                                                        127,000              8,318,500
           -----------------------------------------------------------------------------------------------------------------------
         Caterpillar, Inc.                                                                         265,000             18,185,625
           -----------------------------------------------------------------------------------------------------------------------
         LucasVarity plc, ADR                                                   (2)                520,900             20,966,225
                                                                                                                     -------------
                                                                                                                       47,470,350
----------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION - 0.6%
           -----------------------------------------------------------------------------------------------------------------------
         Canadian Pacific Ltd. (New)                                                               130,000              3,282,500
----------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY - 10.7%
----------------------------------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 6.0%
           -----------------------------------------------------------------------------------------------------------------------
         Lockheed Martin Corp.                                                                     155,000             13,891,875
           -----------------------------------------------------------------------------------------------------------------------
         McDonnell Douglas Corp.                                                                   354,000             19,293,000
                                                                                                                     -------------
                                                                                                                       33,184,875
----------------------------------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE - 1.1%
           -----------------------------------------------------------------------------------------------------------------------
         Adaptec, Inc.                                                          (2)                100,000              6,087,500
----------------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE - 0.7%
           -----------------------------------------------------------------------------------------------------------------------
         Electronic Arts, Inc.                                                  (2)                100,000              3,750,000
----------------------------------------------------------------------------------------------------------------------------------
ELECTRONICS - 1.1%
           -----------------------------------------------------------------------------------------------------------------------
         Arrow Electronics, Inc.                                                (2)                129,500              6,167,438
----------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY - 1.8%
           -----------------------------------------------------------------------------------------------------------------------
         Sprint Corp.                                                                              260,200             10,212,850
                                                                                                                     -------------

         Total Common Stocks (Cost $309,631,476)                                                                      451,192,453
           -----------------------------------------------------------------------------------------------------------------------
         TOTAL INVESTMENTS, AT VALUE (COST $409,453,987)                                             99.7%            551,217,161
           -----------------------------------------------------------------------------------------------------------------------
         OTHER ASSETS NET OF LIABILITIES                                                              0.3               1,415,480
                                                                                                    ------           -------------
         NET ASSETS                                                                                 100.0%           $552,632,641
                                                                                                    ======           =============

         1. Identifies issues considered to be illiquid - See Note 5 of Notes to Financial Statements.
         2.  Non-income producing security.
         3. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.
         See accompanying Notes to Financial Statements.

 6   Oppenheimer Quest Value Fund, Inc.


                            ====================================================
                            STATEMENT OF ASSETS AND LIABILITIES OCTOBER 31, 1996

===================================================================================================================================
ASSETS                      Investments, at value (cost $409,453,987) - see accompanying statement                    $551,217,161
                            -------------------------------------------------------------------------------------------------------
                            Receivables:
                            Shares of capital stock sold                                                                 4,419,152
                            Interest and dividends                                                                         452,440
                            -------------------------------------------------------------------------------------------------------
                            Other                                                                                           32,085
                                                                                                                      -------------
                            Total assets                                                                               556,120,838

===================================================================================================================================
LIABILITIES                 Bank overdraft                                                                                 512,979
                            -------------------------------------------------------------------------------------------------------
                            Payables and other liabilities:
                            Shares of capital stock redeemed                                                             2,672,405
                            Distribution and service plan fees                                                             113,956
                            Transfer and shareholder servicing agent fees                                                   19,923
                            Directors' fees                                                                                  3,968
                            Other                                                                                          164,966
                                                                                                                      -------------
                            Total liabilities                                                                            3,488,197
===================================================================================================================================
NET ASSETS                                                                                                            $552,632,641
                                                                                                                      =============
===================================================================================================================================
COMPOSITION OF              Par value of shares of capital stock                                                       $32,053,007
NET ASSETS                  -------------------------------------------------------------------------------------------------------
                            Additional paid-in capital                                                                 345,509,634
                            -------------------------------------------------------------------------------------------------------
                            Undistributed net investment income                                                          1,919,807
                            -------------------------------------------------------------------------------------------------------
                            Accumulated net realized gain on investment transactions                                    31,387,019
                            -------------------------------------------------------------------------------------------------------

                            Net unrealized appreciation on investments - Note 3                                        141,763,174
                                                                                                                      -------------
                            Net assets                                                                                $552,632,641
                                                                                                                      =============
===================================================================================================================================
NET ASSET VALUE             Class A Shares:
PER SHARE                   Net asset value and redemption price per share (based on
                            net assets of $412,246,475 and 23,831,339 shares of capital stock outstanding)                  $17.30
                            Maximum offering price per share (net asset value plus sales charge
                            of 5.75% of offering price)                                                                     $18.36

                            -------------------------------------------------------------------------------------------------------
                            Class B Shares:
                            Net asset value, redemption price and offering price per share (based on
                            net assets of $111,130,226 and 6,507,830 shares of capital stock outstanding)                   $17.08

                            -------------------------------------------------------------------------------------------------------
                            Class C Shares:
                            Net asset value, redemption price and offering price per share (based on
                            net assets of $29,255,940 and 1,713,838 shares of capital stock outstanding)                    $17.07

                            See accompanying Notes to Financial Statements.

 7   Oppenheimer Quest Value Fund, Inc.


                            ===========================================================
                            STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 1996

===================================================================================================================================
INVESTMENT INCOME           Dividends                                                                                 $  5,762,517
                            -------------------------------------------------------------------------------------------------------
                            Interest                                                                                     3,979,691
                                                                                                                      -------------
                            Total income                                                                                 9,742,208

===================================================================================================================================
EXPENSES                    Management fees - Note 4                                                                     4,200,099
                            -------------------------------------------------------------------------------------------------------
                            Distribution and service plan fees - Note 4:
                            Class A                                                                                      1,688,380
                            Class B                                                                                        673,147
                            Class C                                                                                        177,281
                            -------------------------------------------------------------------------------------------------------
                            Transfer and shareholder servicing agent fees - Note 4                                         430,241
                            -------------------------------------------------------------------------------------------------------
                            Shareholder reports                                                                            197,560
                            -------------------------------------------------------------------------------------------------------
                            Registration and filing fees:
                            Class A                                                                                        118,001
                            Class B                                                                                         42,286
                            Class C                                                                                         11,018
                            -------------------------------------------------------------------------------------------------------
                            Custodian fees and expenses                                                                     56,155
                            -------------------------------------------------------------------------------------------------------
                            Legal and auditing fees                                                                         39,448
                            -------------------------------------------------------------------------------------------------------
                            Directors' fees and expenses                                                                    30,394
                            -------------------------------------------------------------------------------------------------------
                            Other                                                                                           60,004
                                                                                                                      -------------
                            Total expenses                                                                               7,724,014

===================================================================================================================================
NET INVESTMENT INCOME                                                                                                    2,018,194

===================================================================================================================================
REALIZED AND                Net realized gain on investments                                                            31,502,109
UNREALIZED GAIN             -------------------------------------------------------------------------------------------------------
                            Net change in unrealized appreciation or depreciation on investments                        69,588,617
                                                                                                                      -------------
                            Net realized and unrealized gain                                                           101,090,726

===================================================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                  $103,108,920
                                                                                                                      =============

                            See accompanying Notes to Financial Statements.

 8   Oppenheimer Quest Value Fund, Inc.

                            ===================================
                            STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                 YEAR ENDED OCTOBER 31,
                                                                                                 1996                 1995
===================================================================================================================================
OPERATIONS                  Net investment income                                                $  2,018,194         $  2,439,300
                            -------------------------------------------------------------------------------------------------------
                            Net realized gain                                                      31,502,109           22,321,532
                            -------------------------------------------------------------------------------------------------------
                            Net change in unrealized appreciation or depreciation                  69,588,617           39,322,642
                                                                                                 ----------------------------------
                            Net increase in net assets resulting
                            from operations                                                       103,108,920           64,083,474

===================================================================================================================================
DIVIDENDS AND               Dividends from net investment income:
DISTRIBUTIONS               Class A                                                                (1,990,608)          (1,649,576)
TO SHAREHOLDERS             Class B                                                                  (187,734)            (108,497)
                            Class C                                                                   (36,026)             (29,366)
                            -------------------------------------------------------------------------------------------------------
                            Distributions from net realized gain:
                            Class A                                                               (18,878,099)         (15,501,438)
                            Class B                                                                (2,778,986)          (1,014,005)
                            Class C                                                                  (689,670)            (255,884)

===================================================================================================================================
CAPITAL STOCK               Net increase in net assets resulting from capital
TRANSACTIONS                stock transactions - Note 2:
                            Class A                                                                67,398,927            4,613,188
                            Class B                                                                59,694,507           19,757,134
                            Class C                                                                15,679,507            5,377,738

===================================================================================================================================
NET ASSETS                  Total increase                                                        221,320,738           75,272,768
                            -------------------------------------------------------------------------------------------------------
                            Beginning of period                                                   331,311,903          256,039,135
                                                                                                 ----------------------------------
                            End of period (including undistributed net investment
                            income of $1,919,807 and $2,115,981, respectively)                   $552,632,641         $331,311,903
                                                                                                 ==================================

                            See accompanying Notes to Financial Statements.

 9   Oppenheimer Quest Value Fund, Inc.

                                              ====================
                                              FINANCIAL HIGHLIGHTS

                                              CLASS A
                                              ----------------------------------------------------------------------
                                              YEAR ENDED OCTOBER 31,
                                              1996(2)        1995           1994           1993           1992
====================================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period          $14.51         $12.59         $12.51         $11.71         $10.61
--------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                     .08            .12(3)         .09(3)         .05(3)         .04(3)
Net realized and unrealized gain (loss)         3.79           2.71            .50           1.34           1.77
--------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment
operations                                      3.87           2.83            .59           1.39           1.81
--------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income            (.10)          (.08)          (.04)          (.05)          (.07)
Distributions from net realized gain            (.98)          (.83)          (.47)          (.54)          (.64)
--------------------------------------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                                (1.08)          (.91)          (.51)           (.59)         (.71)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $17.30         $14.51         $12.59         $12.51         $11.71
                                              ======================================================================

====================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(4)           28.39%         24.74%         5.01%          12.27%         18.45%
====================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)      $412,246       $282,615       $238,085       $245,320       $142,939
--------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)             $338,429       $257,240       $237,923       $205,074       $122,319
--------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                  0.58%          0.90%          0.72%          0.40%          0.53%
Expenses                                      1.71%          1.68%          1.71%          1.75%          1.75%
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                    36.0%          36.0%          49.0%          27.0%          41.0%
Average brokerage commission rate(7)          $0.0559          --             --             --             --

1. For the period from September 1, 1993 (inception of offering) to October 31, 1993.
2. On November 22, 1995, OppenheimerFunds, Inc. became the investment adviser to the Fund.
3. Based on average shares outstanding for the period.
4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

10   Oppenheimer Quest Value Fund, Inc.

                                           ====================
                                           FINANCIAL HIGHLIGHTS

                                           CLASS B                                        CLASS C
                                           --------------------------------------------   --------------
                                           YEAR ENDED OCTOBER 31,                         YEAR ENDED OCTOBER 31,
                                           1996(2)    1995       1994       1993(1)      1996(2)   1995        1994       1993(1)
====================================================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period       $14.37     $12.53     $12.51     $12.66       $14.35     $12.52      $12.50    $12.66
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                  .05        .05(3)     .02(3)    (.01)(3)      .04        .04(3)      .01(3)   (.01)(3)
Net realized and unrealized gain (loss)      3.71       2.69        .50       (.14)        3.71       2.70         .51      (.15)
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment
operations                                   3.76       2.74        .52       (.15)        3.75       2.74         .52      (.16)
------------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment income         (.07)      (.07)      (.03)        --         (.05)      (.08)       (.03)       --
Distributions from net realized gain         (.98)      (.83)      (.47)        --         (.98)      (.83)       (.47)       --
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                             (1.05)      (.90)      (.50)        --        (1.03)      (.91)       (.50)       --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $17.08     $14.37     $12.53     $12.51       $17.07     $14.35      $12.52    $12.50
                                           ======================================================================================

====================================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(4)        27.76%     24.08%     4.43%      (1.19)%      27.73%     24.10%      4.45%     (1.26)%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)   $111,130   $38,557    $14,373    $2,015       $29,256    $10,140     $3,581    $221
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)          $ 68,175   $25,393    $ 8,341    $1,136       $18,099    $ 6,711     $1,725    $169
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)               0.06%      0.36%      0.14%      (1.19)%(5)   0.06%      0.31%       0.09%     (0.90)%(5)
Expenses                                   2.26%      2.21%      2.24%       2.27%(5)    2.20%      2.26%       2.28%     2.27%(5)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                 36.0%      36.0%      49.0%      27.0%        36.0%     36.0%       49.0%      27.0%
Average brokerage commission rate(7)       $0.0559      --         --         --         $0.0559      --          --        --

5. Annualized.
6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1996 were $215,220,520 and $127,851,243, respectively.
7. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

See accompanying Notes to Financial Statements.

11   Oppenheimer Quest Value Fund, Inc.

     =============================
     NOTES TO FINANCIAL STATEMENTS

================================================================================
1.   SIGNIFICANT ACCOUNTING POLICIES
     Oppenheimer Quest Value Fund, Inc. (the Fund), formerly named Quest for Value Fund, Inc., is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek capital appreciation, primarily through investment in equity securities. On November 22, 1995, OCC Distributors (previously Quest for Value Distributors), OpCap Advisors (previously Quest for Value Advisors) and their parent Oppenheimer Capital consummated a transaction with OppenheimerFunds, Inc. (the Manager), which resulted in the sale to the Manager of certain mutual fund assets of OCC Distributors and OpCap Advisors, including the transfer of Quest for Value Funds and the use of the name "Quest for Value." As part of the transaction, the Fund entered into an investment advisory agreement with the Manager and the Manager entered into a sub-advisory agreement with OpCap Advisors (the former Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All three classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
     ---------------------------------------------------------------------------
     INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.
     ---------------------------------------------------------------------------
     ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
     ---------------------------------------------------------------------------
     FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.
     ---------------------------------------------------------------------------
     DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.

12   Oppenheimer Quest Value Fund, Inc.

     =============================
     NOTES TO FINANCIAL STATEMENTS (CONTINUED)

================================================================================
1.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income
     (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.

     During the year ended October 31, 1996, the Fund adjusted the classification of net investment income and capital gain (loss) to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended October 31, 1996, amounts have been reclassified to reflect a decrease in paid-in capital of $17,129. Accumulated net realized gain on investments was increased by the same amount.
     ---------------------------------------------------------------------------
     OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2.   CAPITAL STOCK
     The Fund has authorized 35,000,000 shares of $1.00 par value capital stock. Transactions in shares of capital stock were as follows:

                                                   YEAR ENDED OCTOBER 31, 1996       YEAR ENDED OCTOBER 31, 1995
                                                   -----------------------------     -----------------------------
                                                   SHARES          AMOUNT            SHARES          AMOUNT
     -------------------------------------------------------------------------------------------------------------
     Class A:
     Sold                                           6,823,030      $109,212,436       4,045,256      $ 53,027,793
     Dividends and distributions
     reinvested                                     1,381,459        19,409,592       1,440,961        16,047,556
     Redeemed                                      (3,849,611)      (61,223,101)     (4,924,606)      (64,462,161)
                                                   -----------     -------------     -----------     -------------
     Net increase                                   4,354,878      $ 67,398,927         561,611      $  4,613,188
                                                   ===========     =============     ===========     =============
     -------------------------------------------------------------------------------------------------------------
     Class B:
     Sold                                           4,315,316      $ 67,660,385       1,718,575      $ 22,392,431
     Dividends and distributions
     reinvested                                       196,585         2,738,062          94,418         1,045,812
     Redeemed                                        (686,922)      (10,703,940)       (277,524)       (3,681,109)
                                                   -----------     -------------     -----------     -------------
     Net increase                                   3,824,979      $ 59,694,507       1,535,469      $ 19,757,134
                                                   ===========     =============     ===========     =============
     -------------------------------------------------------------------------------------------------------------
     Class C:
     Sold                                           1,267,566      $ 20,075,574         523,083      $  6,835,837
     Dividends and distributions
     reinvested                                        51,443           716,599          25,381           280,898
     Redeemed                                        (311,646)       (5,112,666)       (127,913)       (1,738,997)
                                                   -----------     -------------     -----------     -------------
     Net increase                                   1,007,363      $ 15,679,507         420,551      $  5,377,738
                                                   ===========     =============     ===========     =============

================================================================================
3.  UNREALIZED GAINS AND LOSSES ON INVESTMENTS
    At October 31, 1996, net unrealized appreciation on investments of $141,763,174 was composed of gross appreciation of $146,132,768, and gross depreciation of $4,369,594.

13   Oppenheimer Quest Value Fund, Inc.

    =========================================
    NOTES TO FINANCIAL STATEMENTS (Continued)

================================================================================
4.  MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
    Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 1.00% of the first $400 million of average annual net assets, 0.90% of the next $400 million and 0.85% of net assets in excess of $800 million. Prior to November 22, 1995, management fees were paid to the former Manager at an annual rate of 1.00% of the Fund's average net assets. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent applicable regulatory limit on Fund expenses. The Manager acts as the accounting agent for the Fund at an annual fee of $55,000, plus out-of-pocket costs and expenses reasonably incurred. Prior to November 22, 1995, accounting service fees were paid monthly to the former Manager.

    Effective November 22, 1995, the Manager pays OpCap Advisors (the Sub-Adviser) a monthly fee based on the fee schedule set forth in the Prospectus. For the period ended October 31, 1996, the Manager paid $1,524,058 to the Sub-Adviser.

    For the year ended October 31, 1996, commissions (sales charges paid by investors) on sales of Class A shares totaled $1,572,574, of which $584,527 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by affiliated broker/dealers. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $2,244,538 and $183,698, of which $90,556 and $1,937, respectively, were paid to an affiliated broker/dealer. During the year ended October 31, 1996, OFDI received contingent deferred sales charges of $166,112 and $7,700, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

    OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. The Fund pays OFS an annual maintenance fee for each Fund shareholder account and reimburses OFS for its out-of-pocket expenses. During the period ended October 31, 1996, the Fund paid OFS $376,090.

    The Fund has adopted a Distribution and Service Plan for Class A shares to compensate OFDI for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Under the Plan, the Fund pays an annual asset-based sales charge to OFDI of 0.25% per year on Class A shares. The Fund also pays a service fee to OFDI of 0.25% per year. Both fees are computed on the average annual net assets of Class A shares of the Fund, determined as of the close of each regular business day. OFDI uses all of the service fee and a portion of the asset-based sales charge to compensate brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. OFDI retains the balance of the asset-based sales charge to reimburse itself for its other expenditures under the Plan. During the year ended October 31, 1996, OFDI paid $7,893 to an affiliated broker/dealer as compensation for Class A personal service and maintenance expenses.

    The Fund has adopted compensation type Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares, as compensation for sales commissions paid from its own resources at the time of sale and associated financing costs. OFDI also receives a service fee of 0.25% per year as compensation for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other financial institutions. Both fees are computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the year ended October 31, 1996, OFDI retained $576,105 and $118,643, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If the Plans are terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plans were terminated. At October 31, 1996, OFDI had incurred unreimbursed expenses of $1,827,648 for Class B and $191,798 for Class C.

14   Oppenheimer Quest Value Fund, Inc.

    =========================================
    NOTES TO FINANCIAL STATEMENTS (Continued)

================================================================================
5.  ILLIQUID AND RESTRICTED SECURITIES
    At October 31, 1996, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed from time to time) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at October 31, 1996 was $5,765,388, which represents 1.04% of the Fund's net assets. Information concerning restricted securities is as follows:

                                                                                            VALUATION PER UNIT
     SECURITY                                 ACQUISITION DATES        COST PER UNIT        AS OF OCT. 31, 1996
     ----------------------------------------------------------------------------------------------------------
     Security Capital Realty, Inc.            9/15/94-4/17/95          $925.50                        $1,082.40
     ----------------------------------------------------------------------------------------------------------
     Security Capital Realty, Inc., 12% Cv.
     Sub. Debs., 6/30/14                      9/15/94-10/11/95           94.25                           103.48
     ----------------------------------------------------------------------------------------------------------
     Security Capital Realty, Inc., 12% Cv.
     Sub. Debs. Interest Shares, 6/30/14      1/1/95-6/30/96            100.00                           100.00


15   Oppenheimer Quest Value Fund, Inc.

     =================================
     REPORT OF INDEPENDENT ACCOUNTANTS

================================================================================
     To the Board of Directors and Shareholders of Oppenheimer Quest Value Fund, Inc.

     In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Oppenheimer Quest Value Fund, Inc., formerly Quest for Value Fund, Inc. (the Fund) at October 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 1996 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above. The financial statments of the Fund for the year ended October 31, 1995 were audited by other independent accountants whose report dated December 20, 1995 expressed an unqualified opinion on those statements.

     Price Waterhouse LLP

     Denver, Colorado
     November 21, 1996

16   Oppenheimer Quest Value Fund, Inc.

     ==========================================
     FEDERAL INCOME TAX INFORMATION (Unaudited)

================================================================================
     In early 1997 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1996. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

     Distributions of $1.0802, $1.0432 and $1.0282 per share were paid to Class A, Class B and Class C shareholders, respectively, on December 21, 1995, of which, for each class of shares, $0.8176 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).

     Dividends paid by the Fund during the fiscal year ended October 31, 1996 which are not designated as capital gain distributions should be multiplied by 100% to arrive at the net amount eligible for the corporate dividend-received deduction.

     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.

17   Oppenheimer Quest Value Fund, Inc.

     ==================================
     OPPENHEIMER QUEST VALUE FUND, INC.

================================================================================
     OFFICERS AND DIRECTORS      Bridget A. Macaskill, Chairman of the
                                      Board of Directors and President
                                 Paul Y. Clinton, Director
                                 Thomas W. Courtney, Director
                                 Lacy B. Herrmann, Director
                                 George Loft, Director
                                 Robert C. Doll, Jr., Vice President
                                 George C. Bowen, Treasurer
                                 Robert J. Bishop, Assistant Treasurer
                                 Scott T. Farrar, Assistant Treasurer
                                 Andrew J. Donohue, Secretary
                                 Robert G. Zack, Assistant Secretary

     ===========================================================================
     INVESTMENT ADVISER          OppenheimerFunds, Inc.

     ===========================================================================
     SUB-ADVISER                 OpCap Advisors

     ===========================================================================
     DISTRIBUTOR                 OppenheimerFunds Distributor, Inc.

     ===========================================================================
     TRANSFER AND                OppenheimerFunds Services
     SHAREHOLDER SERVICING
     AGENT

     ===========================================================================
     CUSTODIAN OF PORTFOLIO      State Street Bank and Trust Company
     SECURITIES

     ===========================================================================
     INDEPENDENT ACCOUNTANTS     Price Waterhouse LLP

     ===========================================================================
     LEGAL COUNSEL               Gordon Altman Butowsky Weitzen Shalov & Wein

     This is a copy of a report to shareholders of Oppenheimer Quest Value Fund, Inc. This report must be preceded or accompanied by a Prospectus of Oppenheimer Quest Value Fund, Inc. For material information concerning the Fund, see the Prospectus.

     Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

18   Oppenheimer Quest Value Fund, Inc.

-----------------------
OPPENHEIMERFUNDS FAMILY
-----------------------

================================================================================
               OppenheimerFunds offers over 50 funds designed to fit virtually every investment goal. Whether you're investing for retirement, your children's education or tax-free income, we have the funds to help you seek your objective.
                    When you invest with OppenheimerFunds, you can feel comfor-
               table knowing that you are investing with a respected financial institution with over 35 years of experience in helping people just like you reach their financial goals. And you're investing with a leader in global, growth stock and flexible fixed-income investments--with over 3 million shareholder accounts and more than $55 billion under OppenheimerFunds' management and that of our affiliates.
                    At OppenheimerFunds, we don't charge a fee to exchange
               shares. And you can exchange shares easily by mail or by tele-phone.(1) For more information on Oppenheimer funds, please con-tact your financial adviser or call us at 1-800-525-7048 for a prospectus. You may also write us at the address shown on the back cover. As always, please read the prospectus carefully before you invest.

================================================================================
STOCK FUNDS   Developing Markets Fund           Growth Fund
              Global Emerging Growth Fund       Global Fund
              Enterprise Fund(2)                Quest Global Value Fund
              International Growth Fund         Disciplined Value Fund
              Discovery Fund                    Oppenheimer Fund
              Quest Small Cap Value Fund        Value Stock Fund
              Gold & Special Minerals Fund      Quest Value Fund
              Target Fund
================================================================================
STOCK & BOND  Main Street Income & Growth Fund  Equity Income Fund
FUNDS         Quest Opportunity Value Fund      Disciplined Allocation Fund
              Total Return Fund                 Asset Allocation Fund
              Quest Growth & Income Value Fund  Strategic Income & Growth Fund
              Global Growth & Income Fund       Bond Fund for Growth
================================================================================
BOND FUNDS    International Bond Fund           Bond Fund
              High Yield Fund                   U.S. Government Trust
              Champion Income Fund              Limited-Term Government Fund
              Strategic Income Fund
================================================================================
MUNICIPAL     California Municipal Fund(3)     Insured Municipal Fund
FUNDS         Florida Municipal Fund(3)        Intermediate Municipal Fund
              New Jersey Municipal Fund(3)
              New York Municipal Fund(3)       Rochester Division
              Pennsylvania Municipal Fund(3)   Rochester Fund Municipals
              Municipal Bond Fund              Limited Term New York
                                                    Municipal Fund
================================================================================
MONEY MARKET  Money Market Fund                 Cash Reserves
FUNDS(4)
================================================================================
LIFESPAN      Growth Fund                       Income Fund
              Balanced Fund

               1. Exchange privileges are subject to change or termination. Shares may be exchanged only for shares of the same class of eligible funds.
               2.  Effective 4/1/96, the Fund is closed to new investors.
               3.  Available only to investors in certain states.
               4. An investment in money market funds is neither insured nor guaranteed by the U.S. government and there can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share.
               Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.
               -c-Copyright 1996 OppenheimerFunds, Inc. All rights reserved.

19   Oppenheimer Quest Value Fund, Inc.

[BACK COVER}

INFORMATION

GENERAL INFORMATION
Monday-Friday 8:30 a.m.-9 p.m. ET
Saturday 10 a.m.-2 p.m. ET
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1-800-525-7048
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TELEPHONE TRANSACTIONS
Monday-Friday 8:30 a.m.-8 p.m. ET
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1-800-852-8457
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PHONELINK
24 hours a day, automated
information and transactions
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1-800-533-3310
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TELECOMMUNICATIONS DEVICE
FOR THE DEAF (TDD)
Monday-Friday 8:30 a.m.-8 p.m. ET
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1-800-843-4461
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OPPENHEIMERFUNDS
INFORMATION HOTLINE
24 hours a day, timely and insightful
messages on the economy and
issues that affect your investments
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1-800-835-3104
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RA0225.001.1096 December 31, 1996
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"HOW MAY I HELP YOU?"                [PHOTO]Customer Service Representative

                              Customer Service Representative
                              OppenheimerFunds Services

As an Oppenheimer funds shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.
     And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.
     When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.
     For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.
     You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.
     So call us today--we're here to help.
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[LOGO] OPPENHEIMERFUNDS-R-                                      --------------
       OppenheimerFunds Distributor, Inc.                       Bulk Rate
       P.O. Box 5270                                            U.S. Postage
       Denver, CO 80217-5270                                    PAID
                                                                Permit No. 130
                                                                Torrington, CT
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